EXHIBIT 23
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Number 333-114958) of Harsco Corporation of our report dated June 27, 2007 relating to the financial statements and supplemental schedule of the Harsco Retirement Savings and Investment Plan, which appears in this Form 11-K.




/S/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 27, 2007